Statutory Prospectus Supplement dated March 1, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco Van Kampen Real Estate Securities Fund
The Fund will close to new investors other than those described in the disclosure below effective on the close of business on April 29, 2011. At that time, the changes outlined below will be effective.
The following sentence is added on the front cover of the Prospectus:
“As of the close of business on April 29, 2011, the Fund limited public sales of its shares to certain investors.”
The following information is added in the Prospectus as the last section under the heading “Other Information”:
“Limited Fund Offering

The Fund limited public sales of its shares to new investors, effective as of the close of business on April 29, 2011. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts.

The Fund may resume sale of shares to other new investors on a future date if the Adviser determines it is appropriate.”
Effective May 2, 2011, the following information replaces the table in its entirety appearing under the heading “FUND SUMMARY — Management of the Fund”:

“Portfolio Managers	Title	Length of Service on the Fund
Joe Rodriguez, Jr.	Portfolio Manager (lead)	2010
Mark Blackburn	Portfolio Manager	2010
Paul Curbo	Portfolio Manager	2010
Darin Turner	Portfolio Manager	2010
Ping-Ying Wang	Portfolio Manager	2010	”
Effective May 2, 2011, the following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers”:
“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Joe Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the fund since 2010 has been associated with Invesco and/or its affiliates since 1990.

•	Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2010 has been associated with Invesco and/or its affiliates since 1998.

•	Paul Curbo, Portfolio Manager, who has been responsible for the fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.

•	Darin Turner, Portfolio Manager, who has been responsible for the fund since 2010 and has been associated with Invesco and/or its affiliates since 2005.

•	Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.
          The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.
          More information on the portfolio managers may be found on the advisor’s website www.invesco.com/us. The website is not part of this prospectus.
          The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.”

Statement of Additional Information Supplement dated March 1, 2011
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, Y and Institutional Class shares, as applicable, of the Funds listed below:
Invesco Convertible Securities Fund
Invesco Van Kampen Asset Allocation Conservative Fund
Invesco Van Kampen Asset Allocation Growth Fund
Invesco Van Kampen Asset Allocation Moderate Fund
Invesco Van Kampen Harbor Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Real Estate Securities Fund
Invesco Van Kampen U.S. Mortgage Fund
Effective May 2, 2011, James Trowbridge is no longer a portfolio manager for Invesco Van Kampen Real Estate Securities Fund and all references to Mr. Trowbridge in Appendix H — Invesco Van Kampen Real Estate Securities Fund are deleted.